Exhibit 99.2

 SouthState Acquisition of Independent Bank Group  GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  May 20, 2024

 This communication contains “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended, and other related federal securities laws. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, including information about Independent Bank Group, Inc.’s (“IBTX”), SouthState Corporation’s (“SouthState”) or the combined company’s possible or assumed future results of operations, including its future revenues, income, expenses, provision for taxes, effective tax rate, earnings (loss) per share and cash flows, its future capital expenditures and dividends, its future financial condition and changes therein, including changes in IBTX’s, SouthState’s or the combined company’s loan portfolio and allowance for credit losses, IBTX’s, SouthState’s or the combined company’s future capital structure or changes therein, the plan and objectives of management for future operations, IBTX’s, SouthState’s or the combined company’s future or proposed acquisitions, the future or expected effect of acquisitions on IBTX’s, SouthState’s or the combined company’s operations, results of operations and financial condition, IBTX’s, SouthState’s or the combined company’s future economic performance and the statements of the assumptions underlying any such statement. Such statements are typically, but not exclusively, identified by the use in the statements of words or phrases such as “aim,” “anticipate,” “estimate,” “expect,” “goal,” “guidance,” “intend,” “is anticipated,” “is estimated,” “is expected,” “is intended,” “objective,” “plan,” “projected,” “projection,” “will affect,” “will be,” “will continue,” “will decrease,” “will grow,” “will impact,” “will increase,” “will incur,” “will reduce,” “will remain,” “will result,” “would be,” variations of such words or phrases (including where the word “could,” “may” or “would” is used rather than the word “will” in a phrase) and similar words and phrases indicating that the statement addresses some future result, occurrence, plan or objective. The forward-looking statements that IBTX and SouthState make are based on their current plans, estimates, expectations, ambitions and assumptions regarding IBTX’s, SouthState’s and the combined company’s business, the economy and other future conditions.  Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are beyond the control of IBTX and SouthState. IBTX’s, SouthState’s and the combined company’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Many possible events or factors could affect IBTX’s, SouthState’s and the combined company’s future financial results and performance and could cause those results or performance to differ materially from those expressed in the forward-looking statements. In addition to factors previously disclosed in IBTX’s and SouthState’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”), the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the occurrence of any event, change or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between IBTX and SouthState providing for the acquisition of IBTX by SouthState (the “Transaction”); (2) the outcome of any legal proceedings that may be instituted against IBTX or SouthState; (3) the possibility that the Transaction does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction); (4) the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which IBTX and SouthState operate; (5) disruption to the parties’ businesses as a result of the announcement and pendency of the Transaction; (6) the risk that the integration of each party’s operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate each party’s businesses into the other’s businesses; (7) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (8) reputational risk and potential adverse reactions of IBTX’s or SouthState’s customers, suppliers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; (9) the dilution caused by SouthState’s issuance of additional shares of its capital stock in connection with the Transaction; (10) a material adverse change in the financial condition of SouthState or IBTX; (11) general competitive, economic, political and market conditions; (12) major catastrophes such as earthquakes, floods or other natural or human disasters, including infectious disease outbreaks; (13) the diversion of management’s attention and time from ongoing business operations and opportunities on merger-related matters; and (14) other factors that may affect future results of IBTX and SouthState including changes in asset quality and credit risk, the inability to sustain revenue and earnings growth, changes in interest rates and capital markets, inflation, customer borrowing, repayment, investment and deposit practices, the impact, extent and timing of technological changes, capital management activities and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.  These factors are not necessarily all of the factors that could cause IBTX’s, SouthState’s or the combined company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm IBTX’s, SouthState’s or the combined company’s results.  IBTX and SouthState urge you to consider all of these risks, uncertainties and other factors carefully in evaluating all such forward-looking statements made by IBTX and/or SouthState. As a result of these and other matters, including changes in facts, assumptions not being realized or other factors, the actual results relating to the subject matter of any forward-looking statement may differ materially from the anticipated results expressed or implied in that forward-looking statement. Any forward-looking statement made in this communication or made by IBTX or SouthState in any report, filing, document or information incorporated by reference in this communication, speaks only as of the date on which it is made. IBTX and SouthState undertake no obligation to update any such forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. IBTX and SouthState believe that these assumptions or bases have been chosen in good faith and that they are reasonable. However, IBTX and SouthState caution you that assumptions as to future occurrences or results almost always vary from actual future occurrences or results, and the differences between assumptions and actual occurrences and results can be material. Therefore, IBTX and SouthState caution you not to place undue reliance on the forward-looking statements contained in this filing or incorporated by reference herein.  If IBTX or SouthState update one or more forward-looking statements, no inference should be drawn that IBTX or SouthState will make additional updates with respect to those or other forward-looking statements. Further information regarding IBTX, SouthState and factors which could affect the forward-looking statements contained herein can be found in IBTX’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1564618/000156461824000025/ibtx-20231231.htm), and its other filings with the SEC, and in SouthState’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/764038/000155837024002302/ssb-20231231x10k.htm), and its other filings with the SEC.  C A U TI O N A R Y N O TE RE G A RD I N G FO RW A RD L O O K I N G S TATE M E N TS

 The WHAT  The HOW  Guiding Principles  Core Values  Local Market Leadership  Our business model supports the unique character of the communities we serve and encourages decision making by the banker that is closest to the customer.  Long-Term Horizon  We think and act like owners and measure success over entire economic cycles. We prioritize soundness before short-term profitability and growth.  Remarkable Experiences  We will make our customers’ lives better by anticipating their needs and responding with a sense of urgency. Each of us has the freedom, authority and responsibility to do the right thing for our customers.  Meaningful and Lasting Relationships  We communicate with candor and transparency. The relationship is more valuable than the transaction.  Greater Purpose  We enable our team members to pursue their ultimate purpose in life—their personal faith, their family, their service to community.  Leadership  The WHY  To invest in the entrepreneurial spirit, pursue excellence and inspire a greater purpose.  3

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  VI SI O N  4  Growth Company in High-Growth Markets  Better not just Bigger  Distinct Geographic Business Model  Ownership Culture  A Leadership Academy  Growing Leaders

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  TRA N S A C TI O N R ATI O N A L E  5  Financially Attractive  Significant EPS accretion with manageable tangible book value dilution  Peer leading pro forma profitability  Conservative modeling assumptions  Well-Positioned for Future Success  Similar geographic business model with no market overlap promotes continuity with team members and customers  Increases scale to leverage the recent investments in technology and risk management  Acquisition and integration experience mitigates execution risk  Strategically Compelling  Creates a $65 billion financial institution in the best growth markets in the United States  Diversifies footprint into similar high-growth markets with a base of deep local connections  Joins two granular customer bases with a history of resilient credit

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  C R E AT ING T H E S O U T H ’S L E A DING R E G IO NA L B A NK   6  Enhanced Scale Through Partnership (1)  Powerful Operating Leverage (4)  343  Branch Locations  #5  Largest Regional Bank in the South(3)  Dominant Southern Franchise  Presence in  12 of 15  Fastest Growing  U.S. MSAs(2)  Projected Population Growth Top 20% of U.S. MSAs highlighted in blue  Pro Forma Branch Footprint  $65B  Assets  $48B  Loans  $55B  Deposits  1.3%  ROAA  18.0%  ROATCE  49%  Efficiency  Projected balances at merger close.  Includes MSAs with greater than 1 million in total population.  Excludes Bank of America, Capital One Financial, and Truist Financial.  2025 consensus estimates with cost savings fully phased in.  SSB (251)  IBTX (92)  Virginia  North Carolina  South Carolina  Georgia  Florida  Alabama  Mississippi  Louisiana  Arkansas  Tennessee  Oklahoma  Texas  Colorado

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  Source: U.S. Census Bureau (Net Domestic Migration).  P O P U L ATI O N M I G R ATI O N T O THE S O U TH   7  Top 10 States  Net Domestic Migration  1. Florida  818,762  2. Texas  656,220  3. North Carolina  310,189  4. South Carolina  248,055  5. Arizona  218,247  6. Tennessee  207,097  7. Georgia  185,752  8. Idaho  104,313  9. Alabama  96,538  10. Oklahoma  80,064

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  North Texas 39 Branches  Central Texas 8 Branches  Greater Houston 13 Branches  P O S I TI O N E D FO R THE FU TU RE I N THE B E S T U . S . G R O W TH M A RK E TS   8  $4.5  $2.8  $1.9  $6.5  $1.5  $1.1  $1.0  $7.4  $1.1  $1.1  $1.7  Pro Forma Deposit Footprint  I-4 Corridor  Colorado  Texas  Louisiana  Mississippi  $1.8  Alabama  Tennessee  Georgia  Dallas  San Antonio  Houston  Myrtle Beach  South Carolina  Charleston  $1.7  Augusta  Atlanta  $1.1 Jacksonville  Gainesville  Florida  Pensacola  Tampa Sarasota  Huntsville Birmingham  Austin  Fort Collins  Denver  Colorado $1.5  Springs  Colorado Front Range 31 Branches  Source: S&P Global, Company filings.  Note 1: Deposit data as of 6/30/2023; Dollars in billions; Map includes all MSAs with more than $1B in deposits; Alabama and Virginia reflect aggregate state deposit balance.  Note 2: I-4 Corridor includes Orlando, Daytona Beach, Tampa and Lakeland MSAs; Atlanta includes Atlanta-Sandy Springs-Alpharetta,  Gainesville, and Athens-Clarke County MSAs.  $0.5  Richmond  Virginia  Fort Lauderdale  Miami  North Carolina  Raleigh  $2.4  Charlotte  Greenville  Columbia  Orlando  Savannah  Mobile  Pro Forma Deposits by State  Florida  27%  Texas  22%  South Carolina  20%  Georgia  16%  Colorado  7%  North Carolina  4%  Alabama  4%  Virginia  1%  Oklahoma  Arkansas  Wilmington

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  F INA NC IA L IM PA C T  9  20.4%  2025 EPS  Accretion(2)  2.0%  TBV  Dilution  0.9  years  TBV  Earnback  Earnings and TBV Impact  Excluding Excluding Rate Marks/CDI Rates/CDI/CECL(1)  Strong Capital and Liquidity  10.4%  CET1  Ratio  12.8%  Total Risk- Based Capital Ratio  89%  Loan-to- Deposit Ratio  Enhanced Profitability  1.34%  2025  ROAA(2)  18.0%  2025  ROATCE(2)  49.3%  2025  Efficiency Ratio(2)  Eliminates double count related to CECL.  For illustrative purposes, assumes transaction closes on 1/1/2025, cost savings are fully phased-in and excludes one-time deal costs.  16.5%  2025 EPS  Accretion(2)  0.4%  TBV  Dilution  0.3  years  TBV  Earnback  GAAP  27.3%  2025 EPS  Accretion(2)  9.6%  TBV  Dilution  2.0  years  TBV  Earnback

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  Source: FactSet. Consensus estimates as of 5/10/2024.  Note 1: Gray bars in each graph represent the performance of the peers disclosed in SSB’s 2024 proxy, excluding acquired banks. Note 2: Median does not include SSB, IBTX, or the Pro Forma franchise.  (1) For illustrative purposes, assumes transaction closes on 1/1/2025, cost savings fully phased-in and excludes one-time deal costs.  P R O F O R M A P ER F O R M A N C E V S . P EER S  10  1.53  1.45  1.35 1.34  1.26  1.23  1.18  1.14  1.12  1.11  1.08  1.05 1.05 1.04  1.01  1.00 0.99  0.82 0.82 0.81  0.80  0.77  0.64  0.34  36.3  44.6  46.4  49.3  52.4 52.8  53.4  54.1  55.8  56.5 56.7 56.8  57.5  58.3 58.7 59.0 59.0  59.5 60.1  62.0  64.4 64.8  65.4  76.6  2025E ROAA (%)  Peer  Median  Pro  Forma(1)  18.0  17.5  16.2  15.9 15.9  15.1  14.5 14.4  14.0 13.9  13.7 13.7 13.6  12.9  12.8 12.8 12.6  12.4  12.1  11.6 11.5  11.0  8.4  5.6  Peer Median  Pro  Forma(1)  2025E Efficiency Ratio (%)  Peer Median  Pro  Forma(1)  2025E ROATCE (%)  Benefit to SouthState  +22  bps  +440  bps  -720  bps

 Model Assumptions & Diligence

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  Based on SSB's last trading price of $80.85 as of May 17, 2024  Based on IBTX common shares of 41,377,478 and restricted stock units of 195,718  For illustrative purposes, assumes cost savings are fully phased-in and before purchase accounting mark accretion  D E A L O VE R VI E W  12  Transaction Structure  Independent Bank Group, Inc. to merge into SouthState Corporation; Independent Bank to merge into SouthState Bank  100% stock consideration  Fixed exchange ratio 0.60x SSB shares for each IBTX share  Board of Directors and Management  3 IBTX directors to be added to the current 11 members of the SSB Board  No change to the SouthState executive leadership team  Ownership  75.3% SouthState / 24.7% Independent  Timing & Approvals  Anticipated closing by the end of the first quarter of 2025  Subject to SSB and IBTX shareholder approvals and required regulatory approvals  Transaction Value and Multiples  Per Share Consideration: $48.51, equivalent to 10% premium(1)  Aggregate transaction value of $2.0 billion(2)  Price / Tangible Book Value Per Share of 1.48x  Price / 2025E Consensus EPS of 12.0x  Price / 2025E Consensus EPS with cost savings of 9.1x(3)

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  F INA NC IA L A S S U MP T IO NS   13  Earnings Projections  Based on consensus estimates for remaining periods of 2024 and 2025 with 5% and 5% annual long-term net income growth for SouthState and Independent, respectively  Interest Rate Marks  $383.2 million pre-tax rate write-down on Independent's loans (accreted into earnings over 3 years using straight-line amortization)  $38.0 million pre-tax write-down on held-to-maturity securities (proceeds reinvested)  $29.5 million pre-tax write-down on subordinated debt (amortized over 5.7 years straight-line)  $11.9 million pre-tax write-up on trust preferred debt (amortized over 10 years straight-line)  Merger Costs  $175 million pre-tax merger expenses fully reflected in pro forma TBV dilution at closing  Targeted Cost Savings / Revenue Synergies  Cost savings of 25% of Independent’s 2025 non-interest expense base, grown at 3% per year  Expected to be realized 50% in 2025, 100% thereafter  Revenue synergies expected but not included in announced financial metrics  Loan Credit Mark Estimates & CECL Double Count  $207 million gross loan credit mark or 1.42% of Independent's total loans  $103.5 million (50%) allocated to purchase credit deteriorated (PCD) loans  $103.5 million (50%) allocated to non-PCD loans (accreted into earnings over 3 years using straight-line amortization)  Day two CECL reserve of $103.5 million non-PCD credit mark  CDI  Core deposit intangible of 3.0% of Independent's core deposits (amortized over 10 years using sum-of-years-digits)  Other Assumptions  Sale and reinvestment of Independent’s investment portfolio

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  C O M P R EH EN S I V E D U E D I L I G EN C E P R O C ES S  14  Diligence Focus Areas  Credit & Underwriting  Consumer Banking  Mortgage Banking  Funding Strategy  Tax  Commercial Banking  Enterprise Risk Management  Data Privacy & Cybersecurity  Intellectual Property  Information Technology  Third Party Risk Management  Tech & Operations  Focus Points  Revenue Creating Units  ALCO, Treasury & Investments  Finance & Accounting  Human Resources  Legal, Regulatory & Compliance  Back Office  Wealth Management  Due Diligence Overview  Completed a coordinated comprehensive due diligence review with 160+ internal bank employees from SouthState & Independent, along with 50+ outside professionals and attorneys  Track record of successful integration and realization of cost savings  Management meetings held at Independent to address questions and gain clarity during due diligence process  Credit Review  Chief Credit Officer has completed 46+ due diligence reviews since 2010  Cross-section analysis of the loan portfolio’s performance, review of loan terms and structure, and borrower’s continued ability to service their debt  Additional focus on underwriting standards and credit culture  Scope of diligence review on Independent’s portfolio included:  60% of NOOCRE portfolio  88% of office portfolio  94% of criticized loans  89% of watch loans

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  HI S T O R Y O F RE S I L I E N T C RE D I T  15  Source: S&P Global.  Note 1: Latest data as of 3/31/2024.  Note 2: Gray line represents aggregate data of peers disclosed in SSB’s 2024 proxy, excluding acquired banks.  4.00%  3.00%  2.00%  1.00%  0.00%  '07  '08  '09  '10  '11  '12  '13  '14  '15  '16  '17  '18  '19  '20  '21  '22  '23 Q1 '24  2.50%  2.00%  1.50%  1.00%  0.50%  0.00%  '07  '08  '09  '10  '11  '12  '13  '14  '15  '16  '17  '18  '19  '20  '21  '22  '23 Q1 '24  Net Charge-Offs / Average Loans  0.19%  0.03%  0.00%  Peak NCOs: 0.31%  Peak NCOs: 1.94%  Peak NCOs: 1.89%  SSB IBTX  SSB Peer Group  0.76%  0.55%  0.38%  Non-Performing Loans / Total Loans  Peak NPLs: 3.68%  Peak NPLs: 2.80%  Peak NPLs: 1.92%

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  I N D EP EN D EN T B A N K : C O M M ER C I A L R E A L ES TAT E P O R T F O L I O D E TA I L S  16  NOOCRE Composition  $6.6B  Total Balance  $33.1M  Largest Loan  $1.7M  Average Loan Size  Diversified and Granular CRE Portfolio  4.3%  Top 10 Loan Relationships / Total Loans  57%  Average Loan to Value  1.68x  Average Debt Service Coverage Ratio  2.50%  Criticized Loans  0.41%  Non-Accrual Loans / Total Loans  Sound Underwriting Metrics  Retail 36%  Office and Office Warehouse  17%  Multifamily 14%  Industrial 12%  Miscellaneous 3%  Restaurant 1%  C-Store  2%  Assisted Living  2%  Mini Storage 2%  MH/RV Park  2%  Health Care  3%  Hotel/Motel  6%  Note: As of 3/31/2024.

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  P RE PA RE D FO R G R O W TH THR O U G H S I G N I FI C A N T TE C H I N V E S TM E N TS   17  *Actual 2020 Annual Tech Spend compared to Projected 2024 Tech Spend (includes FTEs, Software, Depreciation, Professional Fees, etc.  Expanded Capabilities & Scale  Increased Annual Tech Spend by  ~$68 million or 76% since 2020*  Replaced and/or added 20+ Best in Class Platforms  Consumer Mobile/Online

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  C O MMIT ME NT T O O U R C O MMU NIT IE S  18  20,400  Combined volunteer service hours  $100 Million  Combined community development investments and grants to foster economic development and affordable housing projects  $547 Million  Combined community development loans  $582 Million  Combined affordable lending mortgage programs  Note: Combined for both banks during 2023.

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  C O MMIT ME NT T O O U R C O MMU NIT IE S  19  Federally qualified health center striving to eliminate racial and socio-economic disparities in underserved communities  Independent Bank provided seed money to start the clinic in 2019 and raised money to build the flagship 25,000 square foot building  150% growth in patient volume since opening in 2019  32% average increase for unique patients  30% average increase for clinic visits  Based in McKinney, Texas

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  T H E C O MB INE D C O M PA NY   20  $65B  Total Assets  $48B  Total Loans  $55B  Total Deposits  $8.2B  Market Cap  1.5M+  Accounts  5.5%  ’24 – ’29 Projected Population Growth  Colorado  Texas  Louisiana  Mississippi  Alabama  Tennessee  Georgia  Florida  Dallas  San Antonio  Houston  Richmond  Virginia  Greenville  Augusta  Atlanta  Jacksonville  Gainesville  Tampa Sarasota  Miami  Huntsville Birmingham  Raleigh  North Carolina  Austin  Fort Collins  Denver Colorado Springs  Arkansas  Oklahoma  Fort Lauderdale  Charlotte Columbia  Orlando  MobilePensacola  Wilmington Myrtle Beach  South Carolina  Charleston  Savannah  Note: Projected metrics at merger close.

 Appendix

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  INDE P E NDE NT B A NK G R O U P, INC . S NA P S H O T  22  Denver  Austin  Houston  Dallas  92  Branches  1,511  Employees  1988  Year Founded  Corporate Info and Footprint Headquarters: McKinney, Texas Ticker: NASDAQ: IBTX  Chairman & CEO: David R. Brooks  Markets: Metro Texas | Denver  Balance Sheet  Total Assets: $18.9B Net Loans: $14.5B Total Deposits: $15.7B  Tangible Common Equity: $1.4B  Asset Quality  NPAs / Assets: 0.34% LLR / Gross Loans: 1.01% LLR / NPAs: 231%  NCOs / Avg. Loans: 0.00%  Capital Ratios  TCE / TA: 7.62%  Leverage Ratio: 8.91%  CET1 Ratio: 9.60%  Total Capital Ratio: 11.68%  Founder-led organization  High community involvement  Conservative credit culture with history of resilient asset quality  Granular loan portfolio with deep relationships across footprint in Texas and Colorado  A Unique Community Bank Growth Story  San Antonio  Source: S&P Global.  Note: Financials as of 3/31/2024.  Strong Asset Growth  ~23%  10-Year Compound Annual Growth Rate

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  0.0%  1.0%  2.0%  3.0%  4.0%  5.0%  6.0%  7.0%  $60,000  $70,000  $80,000  $90,000  2029 Projected HHI Income  $100,000  $110,000  $120,000  '24 - '29 Projected Population Growth  Source: S&P Global. Financial data as of 3/31/2024; Demographic data as of 6/30/2023. Note: Demographic data deposit weighted by county.  (1) Includes major exchange traded banks in the Southeast and Texas with $10 billion to $100 billion in total assets.  B E S T I N C L A S S : G R O W TH M A RK E TS   23  Demographic Profile of the South Banking Universe(1)  Bubble Size Represents Total Assets  ’24 – ’29 Projected Population Growth (%)  ’24 – ’29 Projected Median HHI Growth (%)  ’29 Projected Median HHI ($)  5.4%  5.7%  5.5%  2.4%  SSB  IBTX  Pro Forma  National Average  $77,027  $100,368  $83,741  $83,550  SSB  IBTX  Pro Forma  National Average  9.3%  7.6%  8.8%  10.1%  SSB  IBTX  Pro Forma  National Average

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  P R O F O R M A L O A N C O M P O S I T I O N  24  Source: S&P Global and Company filings.  SSB holding company data is used for the quarter ended March 31, 2024; IBTX bank level data is used for the quarter ended March 31, 2024.  Consolidated yield on loans.  Note 1: Pro forma information does not include purchase accounting adjustments.  Annualized Yield on Loans(2): 5.73% CRE Concentration: 235%  C&D Concentration: 49%  Annualized Yield on Loans(2): 5.93% CRE Concentration: 405%  C&D Concentration: 81%  Annualized Yield on Loans(2): 5.76% CRE Concentration: 285%  C&D Concentration: 58%  SouthState Corporation(1)  Total Loans: $32.7B  Loan Composition  Independent Bank Group, Inc.(1)  Total Loans: $14.6B  Pro Forma Company  Total Loans: $47.4B  1-4 Family  21%  Other CRE & Multifamily 30%  Owner- Occ. CRE 17%  C&D 7%  Home Equity 4%  C&I 17%  Consumer & Other 4%  Other CRE & Multifamily 45%  Owner-Occ.  CRE 12%  C&D 11%  Home Equity 1%  C&I 13%  1-4 Family  11%  Consumer & Other 7%  1-4  Family 18%  Other CRE & Multifamily 35%  Owner- Occ. CRE 16%  C&D 8%  Home Equity 3%  C&I 16%  Consumer & Other 5%

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  P R O F O R M A D EP O S I T C O M P O S I T I O N  25  Non-interest Bearing 26%  IB, MMDA & Savings 58%  Retail CDs (<$250K) 12%  Jumbo CDs (>$250K) 4%  Non-interest Bearing  21%  IB, MMDA &  Savings 52%  Retail CDs (<$250K) 20%  Jumbo CDs (>$250K) 7%  Non-interest Bearing 29%  IB, MMDA & Savings 60%  Retail CDs (<$250K) 9%  Jumbo CDs (>$250K) 3%  SouthState Corporation  Total Deposits: $37.3B  Deposit Composition  Independent Bank Group, Inc.  Total Deposits: $15.7B  Pro Forma Company  Total Deposits: $53.0B  Annualized Cost of Deposits(1): 1.74% Loans / Deposits: 88%  Uninsured / Total Deposits: 36%  Annualized Cost of Deposits(1): 3.16% Loans / Deposits: 93%  Uninsured / Total Deposits: 40%  Annualized Cost of Deposits(1): 2.13% Loans / Deposits: 89%  Uninsured / Total Deposits: 37%  Source: S&P Global and Company filings.  (1) Consolidated cost of deposits.  Note 1: Bank level data is used for the quarter ended March 31, 2024.  Note 2: Pro forma information does not include purchase accounting adjustments.

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  O NG O ING C A P I TA L G E NE R AT IO N  26  Capital Ratios At Close(1)  Combined Earnings and Cost Savings(2)  Interest Rate Marks(2)  8.6%  Leverage Ratio  10.4%  CET1 Ratio  12.8%  Total Risk-Based Capital Ratio  Assumes transaction closes on 3/31/2025.  For illustrative purposes, assumes transaction closes on 1/1/2025.  Reflects fully-phased in run-rate cost savings of $89.3 million.  Prior to risk-weighted assets growth.  ~$293 million accreted through earnings over the next 3 years(5)  (5) Reflects after-tax interest rate marks flowing through earnings post close.  SSB 2025E Earnings  IBTX 2025E Earnings  2025 After-tax Run-Rate Cost Savings(3)  $526.9  $167.0  $70.5  Core Earnings Power  $764.4  (Less) Dividends Paid  Core Retained Earnings  $214.4  $550.0  +108bps CET1 annually(4)  +57bps CET1(4)

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  IL L U S T R AT IV E P R O F O R MA E A R NING S A C C R E T IO N R E C O NC IL I AT IO N  27  Dollars in millions; excluding per share data  2025E  SSB Earnings (Mean Consensus Estimates GAAP)  $526.9  IBTX Earnings (Mean Consensus Estimates GAAP)  $167.0  Combined Earnings  $693.9  Run-Rate Cost Savings  $70.5  Accretion of Interest Rate Marks  $97.8  Accretion Non-PCD Credit Mark  $27.3  Incremental Income on Loan / Securities Portfolio Sale and Securities Reinvestment  $33.0  Amortization of Core Deposit Intangibles  ($49.3)  Other Adjustments(2)  $16.0  Pro Forma Earnings  $889.2  Standalone Avg. Diluted Shares Outstanding (Millions)  76.6  Standalone EPS  $6.88  Pro Forma Avg. Diluted Shares Outstanding (Millions)  101.5  Pro Forma EPS  $8.76  EPS Accretion ($)  $1.88  EPS Accretion (%)  27.3%  For illustrative purposes, assumes transaction closes on 1/1/2025, cost savings are fully phased-in and excludes one-time deal cost expense.  Includes elimination of existing target amortization, recovery of target loan loss provision and secondary interest effects of  opportunity cost of cash.  Illustrative Fully Phased-In 2025E EPS Accretion(1)

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.  TA NG IB L E B O O K VA L U E DIL U T IO N R E C O NC IL I AT IO N  28  $ Millions  Millions of  Shares  $ Per Share  SSB Tangible Book Value at Close (3/31/2025)  Equity Consideration to IBTX Core Deposit Intangibles  $3,881.5  2,024.5  (342.9)  76.2  24.9  $50.95  Goodwill Created  (716.8)  (Less) Restructuring Cost Attributable to IBTX  35.1  Restructuring Cost Attributable to SSB  (104.9)  Adjusted IBTX Tangible Common Equity  1,386.7  Establishment of Day 2 Non-PCD Reserve  (81.8)  Pro Forma Tangible Book Value  $4,659.7  101.1  $46.07  SSB Tangible Book Value Per Share Accretion / (Dilution) ($)  SSB Tangible Book Value Per Share Accretion / (Dilution) (%) TBVPS Earnback (years)  ($4.87)  (9.6%)  2.0  Tangible Book Value Dilution Detail  Calculation of Intangibles Created   $ Millions  Aggregate Transaction Value $2,005.8  IBTX Tangible Common Equity at Close (3/31/2025) 1,421.7  Net Credit Mark  Rate Marks  Core Deposit Intangible  (52.2)  (403.7)  342.9  Net Adjustments  (112.9)  Deferred Tax Asset / (liability) Created 34.0  Goodwill Created $698.1

 A DDIT IO NA L INF O R M AT IO N  NO OFFER OR SOLICITATION  This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the  Securities Act.  ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT  This communication does not constitute an offer to buy or sell, or the solicitation of an offer to buy or sell, any securities or a solicitation of any vote or approval. In connection with the Transaction, SouthState will file with the SEC a  Registration Statement on Form S-4 to register the shares of SouthState capital stock to be issued in connection with the Transaction. The Registration Statement will include a joint proxy statement of SouthState and IBTX that also constitutes a prospectus of SouthState. The definitive joint proxy statement/prospectus will be sent to the shareholders of each of SouthState and IBTX seeking their approval of the Transaction and other related matters.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING SOUTHSTATE, IBTX, THE TRANSACTION AND RELATED MATTERS.  Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by IBTX or SouthState through the website maintained by the SEC at http://www.sec.gov or from SouthState at its website, https://southstatecorporation.q4ir.com, or from IBTX at its website, https://ir.ifinancial.com. Documents filed with the SEC by SouthState will be available free of charge by accessing the “SEC Filings” tab of SouthState’s website at https://southstatecorporation.q4ir.com, or alternatively by directing a request by mail to SouthState’s Corporate Secretary, 1101 First Street South, Suite 202, Winter Haven, FL 33880, and documents filed with the SEC by IBTX will be available free of charge by accessing IBTX’s website at https://ir.ifinancial.com under the “SEC Filings” tab or, alternatively, by directing a request by mail to IBTX’s Corporate Secretary, 7777 Henneman Way, McKinney, TX 75070-1711.  PARTICIPANTS IN THE SOLICITATION  IBTX, SouthState and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of IBTX and SouthState in connection with the Transaction under the rules of the SEC. Information about the interests of the directors and executive officers of IBTX and SouthState and other persons who may be deemed to be participants in the solicitation of shareholders of IBTX and SouthState in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus related to the Transaction, which will be filed with the SEC.  Information about the directors and executive officers of IBTX and their ownership of IBTX common stock is also set forth in the definitive proxy statement for IBTX’s 2024 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on April 26, 2024 (which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1564618/000156461824000071/ibtx-20240425.htm). Information about the directors and executive officers of IBTX, their ownership of IBTX common stock, and IBTX’s transactions with related persons is set forth in the sections entitled “Our Board of Directors”, “Compensation Discussion & Analysis”, “CEO Pay Ratio” and “Pay Versus Performance” of such definitive proxy statement. To the extent holdings of IBTX common stock by the directors and executive officers of IBTX have changed from the amounts of IBTX common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information about the directors and executive officers of SouthState and their ownership of SouthState common stock can also be found in SouthState’s definitive proxy statement in connection with its 2024 Annual Meeting of Stockholders, as filed with the SEC on March 8, 2024 (which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/764038/000155837024002793/ssb- 20240424xdef14a.htm) and other documents subsequently filed by SouthState with the SEC. Information about the directors and executive officers of SouthState, their ownership of SouthState common stock, and SouthState ’s transactions with related persons is set forth in the sections entitled “Our Directors”, “Director Independence”, “Related Person and Certain Other Transactions”, “Stock Ownership of Directors, Executive Officers, and Certain Beneficial Owners”, “Director Compensation”, “Compensation Discussion and Analysis”, “Compensation Committee Report”, “Executive Compensation”, “CEO Pay Ratio” and “Pay Versus Performance” of such definitive proxy statement, and the section entitled “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” of SouthState’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the SEC on March 4, 2024 (which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/764038/000155837024002302/ssb-20231231x10k.htm). To the extent holdings of SouthState common stock by the directors and executive officers of SouthState have changed from the amounts of SouthState common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC, including: the Form 4s filed by Sara Arana on March 6, Daniel Bockhorst on March 4 and March 20, Renee Brooks on March 4 and March 19, Ronald Cofield on May 2, Shantella Cooper on May 2 and May 8, John Corbett on March 4, Jean Davis on May 2, Martin Bernard Davis on May 2, Beth DeSimone on March 4, Douglas Hertz on May 2 and May 8, Greg Lapointe on March 4 and March 5, William Matthews V on March 4, Richard Murray IV on March 4 and March 21, G. Ruffner Page Jr. on May 2 and May 8, William Pou Jr. on May 2, James Roquemore on May 2, David Salyers on May 2, Joshua Snively on May 2, Douglas Lloyd Williams on March 4 and Stephen Dean Young on March 4. Free copies of these documents may be obtained as described above.  29

 GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER.